Exhibit 10.60

                THE GALEY & LORD RETIREMENT SAVINGS PLAN (401(k))



                              AMENDED AND RESTATED

                                 EFFECTIVE AS OF
                                 JANUARY 1, 2000














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                                TABLE OF CONTENTS


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Background........................................................................................................1
SECTION I:   DEFINITIONS..........................................................................................1
   1.1    Account or Accounts.....................................................................................1
   1.2    Administrative Committee................................................................................1
   1.3    Authorized Leave of Absence.............................................................................2
   1.4    Beneficiary.............................................................................................2
   1.5    Code....................................................................................................2
   1.6    Company.................................................................................................2
   1.7    Compensation............................................................................................2
   1.8    Effective Date..........................................................................................3
   1.9    Employee................................................................................................3
   1.10      Employer.............................................................................................3
   1.11      5% Owner.............................................................................................3
   1.12      Highly Compensated Employee..........................................................................3
   1.13      Hour of Service or Service...........................................................................4
   1.14      Investment Committee.................................................................................4
   1.15      Investment Manager...................................................................................4
   1.16      Key Employee.........................................................................................5
   1.17      Matching Employer Contributions......................................................................5
   1.18      Normal Retirement Date...............................................................................5
   1.19      Participant..........................................................................................5
   1.20      Permanent Disability.................................................................................5
   1.21      Plan.................................................................................................5
   1.22      Plan Year............................................................................................5
   1.23      Related Company......................................................................................5
   1.24      Salary Deferral Contributions........................................................................6
   1.25      Section 415 Compensation.............................................................................6
   1.26      Top Heavy............................................................................................6
   1.27      Trust, Trust Fund or Fund............................................................................7
   1.28      Trustee..............................................................................................7
   1.29      Valuation Date.......................................................................................7
   1.30      Year of Service......................................................................................7
SECTION II:  PARTICIPATION........................................................................................7
   2.1    Participation...........................................................................................7
   2.2    Reemployment............................................................................................8
   2.3    Cessation of Participation with Continued Employment....................................................8
SECTION III:  CONTRIBUTIONS.......................................................................................8
   3.1    Elections as to Salary Deferral Contributions; Changes; Suspensions.....................................8
   3.2    Salary Deferral Contributions...........................................................................9
   3.3    Employer Contributions..................................................................................9
   3.4    Rollovers and Trustee to Trustee Transfers.............................................................10
   3.5    Limitation on Contributions............................................................................10
   3.6    No Right or Duty of Inquiry............................................................................10
   3.7    Time and Manner of Payment of Contributions............................................................10
   3.8    Non-Reversion..........................................................................................11
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SECTION IV:  ACCOUNTS AND ALLOCATIONS............................................................................11
   4.1    Participants' Accounts.................................................................................11
   4.2    Allocation of Salary Deferral Contributions............................................................12
   4.3    Allocation of Company Contributions....................................................................12
   4.4    Top Heavy Allocation...................................................................................12
   4.5    Allocation of Earnings.................................................................................12
   4.6    Annual Additions.......................................................................................13
   4.7    Correction of Excess Annual Additions..................................................................13
   4.8    Anti-Discrimination Test for Salary Deferral Contributions and Matching Employer Contributions.........13
   4.9    Correction of Excess Amounts...........................................................................14
   4.10      Correction of Error.................................................................................15
   4.11      Trust as Single Fund................................................................................15
SECTION V:  DIRECTED INVESTMENTS.................................................................................15
   5.1    Directed Investments...................................................................................15
   5.2    Investment Funds.......................................................................................15
   5.3    Accounts Not Directed..................................................................................15
   5.4    Life Insurance.........................................................................................15
SECTION VI:  VESTING AND TERMINATION OF EMPLOYMENT...............................................................16
   6.1    Vesting................................................................................................16
   6.2    Forfeitures............................................................................................17
   6.3    Top Heavy Vesting......................................................................................17
SECTION VII:  BENEFITS...........................................................................................17
   7.1    Termination of Employment..............................................................................17
   7.2    Distribution of Small Accounts.........................................................................18
   7.3    Direct Rollovers.......................................................................................18
   7.4    Legal Restrictions on Timing of Distribution...........................................................19
   7.5    Location of Former Participants........................................................................19
   7.6    Benefits to Minors.....................................................................................19
   7.7    Benefits to Incompetents...............................................................................19
   7.8    Withdrawals............................................................................................20
   7.9    Financial Hardship Withdrawals.........................................................................20
   7.10      Restrictions on Withdrawals.........................................................................21
   7.11      Time of Withdrawal..................................................................................21
   7.12      Death Benefits......................................................................................21
SECTION VIII:  PARTICIPANT LOANS.................................................................................21
   8.1    Introduction...........................................................................................21
   8.2    Approval of Loan.......................................................................................22
   8.3    Amount of Loan.........................................................................................22
   8.4    Non-Discrimination.....................................................................................22
   8.5    Security and Interest Rates............................................................................22
   8.6    Repayment and Distributions............................................................................22
   8.7    Separate Investment....................................................................................23
   8.8    Expenses...............................................................................................23
   8.9    Amortization...........................................................................................23
SECTION IX:  ADMINISTRATION BY THE COMMITTEE.....................................................................23
   9.1    Appointment of the Administrative Committee............................................................23
   9.2    Appointment of the Investment Committee................................................................23
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   9.3    Powers of the Administrative Committee.................................................................24
   9.4    Responsibilities of the Investment Committee...........................................................24
   9.5    Operation..............................................................................................25
   9.6    Meetings and Quorum....................................................................................25
   9.7    Compensation...........................................................................................25
   9.8    Domestic Relations Orders..............................................................................25
SECTION X:  DUTIES AND POWERS OF THE TRUSTEE.....................................................................26
   10.1      General.............................................................................................26
   10.2      Trust Agreement.....................................................................................26
   10.3      Limitation of Liability.............................................................................26
   10.4      Power of Trustee to Carry Out the Plan..............................................................26
SECTION XI:  AMENDMENT AND TERMINATION...........................................................................26
   11.1      Amendment...........................................................................................26
   11.2      Termination.........................................................................................27
   11.3      Merger..............................................................................................27
SECTION XII:  ADOPTION OF PLAN BY RELATED COMPANIES..............................................................27
   12.1      Adoption of the Plan................................................................................27
   12.2      Withdrawal..........................................................................................27
   12.3      Sale of Employer's Assets...........................................................................28
SECTION XIII:  MISCELLANEOUS.....................................................................................28
   13.1      Indemnification.....................................................................................28
   13.2      Exclusive Benefit Rule..............................................................................28
   13.3      No Right to the Fund................................................................................28
   13.4      Rights of the Employer..............................................................................28
   13.5      Non-Alienation of Benefits..........................................................................28
   13.6      Construction and Severability.......................................................................29
   13.7      Delegation of Authority.............................................................................29
   13.8      Rights of Returning Veterans........................................................................29
   13.9      Request for Tax Ruling..............................................................................29
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                THE GALEY & LORD RETIREMENT SAVINGS PLAN (401(k))


                                   BACKGROUND

         Galey & Lord, Inc., formerly known as Galey & Lord Industries, Inc. (the "Company") maintains The Savings and Profit Sharing Plan of Galey & Lord Industries, Inc., originally effective as of February 1, 1988 and as subsequently amended (the "Merged Plan").

         Swift Textiles, Inc. maintains The Retirement Savings Plan for the Employees of Swift Textiles, Inc. (the "Plan"), most recently amended and restated, effective as of January 1, 1989 and as subsequently amended.

         Effective as of October 1, 1999, the Merged Plan merged into the Plan and the name of the Plan was changed to The Galey & Lord Retirement Savings Plan (401(k)) and Galey & Lord, Inc. became sponsor of the Plan. All assets and liabilities of the Merged Plan were transferred to the Plan as soon as practicable following October 1, 1999. The Plan is herein amended and restated, effective as of January 1, 2000.

         The Plan is intended to be a qualified profit sharing plan, qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and to include a qualified cash or deferred arrangement under Section 401(k) of the Code.

         Except as otherwise specifically provided below, the provisions of the Plan as set forth herein shall apply only to Participants whose employment with the Employer and Related Companies terminates on or after October 1, 1999. If a Participant's employment with the Employer and other Related Companies terminates prior to October 1, 1999, his right to benefits, if any, and the amount thereof will be determined in accordance with the provisions of the Plan or, if appropriate, the Merged Plan, as in effect immediately prior to his last employment termination date, as updated for applicable changes in the legal requirements for tax-.qualified plans herein.

         NOW, THEREFORE, the Company agrees as follows:


SECTION I:  DEFINITIONS

         Where indicated by initial capital letters, the following terms shall have the following meanings:

         1.1 ACCOUNT OR ACCOUNTS: A Participant's interest in the Trust Fund, which shall consist of the Participant's Salary Deferral Contributions Account, Employer Contributions Account, and Rollover Account, as described in Section 4.1.

         1.2 ADMINISTRATIVE COMMITTEE: The Administrative Committee of the Galey & Lord, Inc. Savings Plans, established pursuant to Article IX to be responsible for the general administration of the Plan.

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         1.3 AUTHORIZED LEAVE OF ABSENCE: Any absence, not to exceed a period of one year, authorized by the Employer, under its standard personnel practices.

         1.4 BENEFICIARY: The person or entity who is to receive any benefits payable from the Plan on account of a Participant's death. If the Participant is not married, the Beneficiary is the person designated by the Participant to receive such benefits.

                  If the Participant is married, the Beneficiary is automatically the Participant's surviving spouse and no written designation is required. If the Participant is married and the Participant wishes to designate a Beneficiary other than his spouse, the spouse must consent to the designation of another person who will become the designated Beneficiary to receive benefits under the Plan. The spouse's written consent to the Beneficiary designation must be witnessed by a Plan representative or a notary public and must (a) acknowledge the Beneficiary or Beneficiaries, including any class of Beneficiaries or contingent Beneficiaries, or expressly permit the designation of any Beneficiary by the Participant and (b) acknowledge the effect of such designation as waiving the spouse's right to be the Beneficiary or to limit the Beneficiaries to which the consent applies.

                  A Participant may designate a person or entity to be his Beneficiary by filing a properly completed and executed form provided by the Administrative Committee. If at the time of his death, the Participant has no surviving spouse or designated Beneficiary, the Beneficiary is the Participant's estate. A Participant's Beneficiary is bound by the terms of the Plan.

         1.5 CODE: The Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law. A reference to a particular Section of the Code includes a reference to any regulations issued under the Section and to the corresponding section of any subsequently enacted federal revenue law.

         1.6 COMPANY: Galey & Lord, Inc. and any successor by merger, consolidation or otherwise.

         1.7 COMPENSATION: The base compensation paid to an Employee by the Employer for personal services, including bonuses and commissions, as reported on Form W-2. "Compensation" will be determined before taking into account any reduction in earnings resulting from an election to have Salary Deferral Contributions made on his behalf pursuant to the Plan or salary reduction contributions made to any plan established under Code Section 125 and maintained by the Employer. "Compensation" does not include other deferred compensation in connection with this Plan or any other plan of deferred compensation maintained by the Employer, and it does not include special allowances (such as amounts paid to an Employee during an Authorized Leave of Absence, disability or severance pay, moving expenses, car expenses, tuition reimbursement, meal allowances, the cost of excess group life insurance income includible in taxable income, and similar items). In the case of an Employee who is employed by two or more Employers, the Employee's aggregate Compensation from all Employers shall be deemed to be his Compensation.

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                  Notwithstanding any other provision of the Plan, the annual
Compensation of each Employee taken into account under the Plan shall not exceed $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                  For convenience of administration, Compensation may be rounded to the nearest $100.

         1.8 EFFECTIVE DATE: The original effective date of the Plan is January 1, 1984. The effective date of this amended and restated Plan is October 1, 1999, except where otherwise indicated.

         1.9 EMPLOYEE: Any person employed by an Employer who (on or after the Effective Date) is receiving remuneration from the Employer for personal services as a regular salaried or hourly employee (or would be receiving such remuneration except for an Authorized Leave of Absence).

                  Notwithstanding the above, the term "Employee" does not include individuals who are classified by the Employer as independent contractors, temporary employees, leased employees within the meaning of Code
Section 414(n)(2) and employees of the Employer whose terms and conditions of employment are covered by a collective bargaining agreement that does not provide for their participation in the Plan.

         1.10 EMPLOYER: The term Employer means the Company, Galey & Lord Industries, Inc., Swift Textiles, Inc., G.L. Service Company, North America, Inc. and any other Related Company that adopts the Plan, with the consent of the Company.

         1.11 5% OWNER: If the Employer or a Related Company is a corporation, any person who owns (or is considered as owning within the meaning of Code
Section 318) more than 5% of the outstanding stock of the Employer or a Related Company or stock possessing more than 5% of the total combined voting power of all stock of the Employer or a Related Company. If the Employer or a Related Company is not a corporation, a 5% Owner is any person who owns more than 5% of the capital or profits interest in the Employer or a Related Company.

         1.12 HIGHLY COMPENSATED EMPLOYEE: Except as otherwise provided below, a Highly Compensated Employee generally includes Highly Compensated active Employees and Highly Compensated former Employees. A Highly Compensated active Employee means any Employee who (a) was a five percent owner (as defined in Section 416(i)(1) of the Code) of the Employer at any time during the current or the preceding year, or (b) for the preceding year, had 415 Compensation from the Employer in excess of $80,000 (as adjusted by the Secretary pursuant to Section 415(d) of the Code).

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                  A former Employee shall be treated as a Highly Compensated
Employee if (a) such Employee was a Highly Compensated Employee when such Employee separated from service, or (b) such Employee was a Highly Compensated Employee at any time after attaining age 55.

                  The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, will be made in accordance with Code Section 414(q) and the regulations thereunder.


         1.13 HOUR OF SERVICE OR SERVICE: An Employee is credited with one Hour of Service for:

                  (a) Each hour for which he is directly or indirectly paid, or entitled to payment, by the Company or by a Related Company for the performance of duties during a computation period. These hours are credited to the Employee for the computation period in which such duties are performed.

                  (b) Each hour (up to a maximum of 501 hours during a single continuous period) for which the Employee is paid, or entitled to payment, by the Company or by a Related Company for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) because of, vacation, holiday, illness, incapacity, layoff, jury duty, military duty or leave of absence (including disability). These hours are credited to the Employee for the computation period in which the duties would have been performed. Hours under this subparagraph are calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated in the Plan by this reference.

                  (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Company or by a Related Company. The same Hours of Service will not be credited both under subparagraphs (a) or (b), as the case may be, and under this subparagraph (c). These hours are credited to the Employee for the computation period to which the award or agreement pertains, rather than to the computation period in which the award, agreement or payment was made.

                  (d) If the Employer leases employees, Hours of Service with the Company and Related Company will be credited for any leased employee who is to be considered an Employee for purposes of the Plan under Code Sections 414(n) and 414(o). In any case for which employment records do not accurately reflect hours worked, Hours of Service will be credited at the rate of 45 hours per calendar week.


         1.14 INVESTMENT COMMITTEE: The Investment Committee described in
Article IX.

         1.15 INVESTMENT MANAGER: A person appointed by the Investment Committee other than the Trustee, the Investment Committee or the Administrative Committee who

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(a) is registered as an investment advisor under the Investment Advisors Act of 1940, (b) is a bank, as defined in that Act, or (c) is an insurance company qualified to perform services relating to the management, acquisition or disposition of assets of a plan under the laws of more than one state; and who has acknowledged in writing that it is a fiduciary with respect to the Plan.

         1.16 KEY EMPLOYEE: An employee or former employee who, at any time during the Plan Year or during any of the four preceding Plan Years, is or was
(a) an officer of the Employer or a Related Company whose annual Section 415 Compensation from the Employer and Related Companies exceeds $50,000 (or 50% of the amount described in Code Section 415(b)(1)(A), as adjusted, if greater), (b) one of the ten Employees who own (or are considered as owning, within the meaning of Code Section 318) at least 0.5% and the largest interests in the Employer or a Related Company and whose annual Section 415 Compensation from the Employer and Related Companies exceeds $30,000 (as that amount may be adjusted under Code Section 415(c)(1)(A)), (c) a 5% Owner, or (d) a 1% owner of the Employer or a Related Company whose annual Section 415 Compensation from the Employer and Related Companies exceeds $150,000. The term "Key Employee" also includes the beneficiary of a deceased Key Employee, as described above. The determination of Key Employee status must be made in accordance with Code
Section 416, and the number of persons who are considered Key Employees will be limited as provided under that Section. A "non-Key Employee" is any Employee or former Key Employee who is not a Key Employee.

         1.17 MATCHING EMPLOYER CONTRIBUTIONS: Contributions made by the Employer on behalf of a Participant on account of the Participant's election to make Salary Deferral Contributions, as provided in Section 3.3.

         1.18 NORMAL RETIREMENT DATE: A Participant's 65th birthday.

         1.19 PARTICIPANT: An Employee who has met the eligibility requirements of the Plan as set forth in Section II and has elected to become a Participant. The term "Participant" includes a former Employee who maintains an Account in the Plan.

         1.20 PERMANENT DISABILITY: A physical or mental condition which totally and presumably permanently prevents a Participant from engaging in any substantially gainful activity and which entitles the Participant to a Social Security Disability Insurance Benefit, as defined and provided under the Social Security Act.

         1.21 PLAN: "The Galey & Lord Retirement Savings Plan (401(k))", as set forth herein, and as amended from time to time.

         1.22 PLAN YEAR: The twelve consecutive month period beginning each January 1 and ending each December 31.

         1.23 RELATED COMPANY: Any corporation or business organization that is under common control with the Employer (as determined under Code Section 414(b) or (c)) or that is a member of an affiliated service group with the Company (as determined under Code Section 414(m)) or that is required to be aggregated under Code Section 414(o). For

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the purpose of applying the limitations set forth in Section 4.6, Code Sections
414(b), 414(c) and 414(m) will be applied as modified by Code Section 415(h).

         1.24 SALARY DEFERRAL CONTRIBUTIONS: Contributions made at the election of a Participant by the Employer pursuant to Section 3.2.

         1.25 SECTION 415 COMPENSATION: An Employee's total annual compensation from the Employer and Related Companies, as defined in the Treasury Regulations issued under Code Section 415. Under this definition, "Section 415 Compensation" includes an Employee's wages, salaries, earned income, fees for professional services and other amounts received (without regard to whether the amount is paid in cash) for personal services actually rendered in the course of employment with the Employer and Related Companies which are includible in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances). "Section 415 Compensation" does not include items such as:

                  (a) Matching Employer Contributions or any other contributions made by the Employer to this Plan or any other plan of deferred compensation to the extent that the contributions are not includible in the Employee's gross income for the taxable year in which they are contributed.

                  (b) Amounts received from the exercise of a non-qualified stock option or from restricted property.

                  (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option.

                  (d) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

                  Notwithstanding the above, Section 415 Compensation will be determined before taking into account any reduction in compensation resulting from an election to have Salary Deferral Contributions made on his behalf pursuant to the Plan or salary reduction contributions made to any plan established under Code Section 125 and maintained by the Employer.

         1.26 TOP HEAVY: One or more plans that are qualified under Code Section 401(a) and under which the sum of the present value of accrued benefits of Key Employees under defined benefit plans and the account balances of Key Employees under defined contribution plans exceeds 60% of the sum of the present value of accrued benefits and account balances of all employees, former employees (except for former employees who perform no services for the Employer for the five-year period ending on the determination date) and beneficiaries in the plans. The determination date is the date on which it is determined whether this Plan is Top Heavy. Such determination will be made as of the last day of the immediately preceding Plan Year and will be made in accordance with Code Section 416(g). If the Employer and Related Companies maintain more than one plan

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qualified under Code Section 401, then (a) each such plan in which a Key
Employee is a participant and (b) each such plan that must be taken into account in order for a plan described in the preceding clause to meet the requirements of Code Section 401(a)(4) or 410 must be aggregated with this Plan to determine whether the plans, as a group, are Top Heavy. The Employer and Related Companies may, in their discretion, aggregate any other qualified plan with this Plan to the extent that such aggregation is permitted by Code Section 416(g). The Administrative Committee will determine whether the Plan is Top Heavy. For purposes of the preceding sentence, a Plan includes a terminated plan which was maintained by the Employer within the last five years ending on the determination date and would otherwise be required to be aggregated with this Plan.

         1.27 TRUST, TRUST FUND OR FUND: One or more separate, written trust agreements between the Company and the Trustee or Trustees, and the Plan assets held in the Trust.

         1.28 TRUSTEE: One or more persons and/or entities appointed by the Company to serve as trustee of the Trust, as evidenced by one or more trust agreements under the Plan and accepting the Trust and any successor trustee(s) appointed by the Company and accepting the Trust.

         1.29 VALUATION DATE:  Each business day of the year.

         1.30 YEAR OF SERVICE: An Employee is credited with one Year of Service for each Plan Year in which the Employee is credited with at least 1,000 Hours of Service for the Employer or, if less, a Plan Year in which the Employee is employed by the Employer or a Related Company for at least 90 days. Notwithstanding any other provision of the Plan to the contrary, an Employee who has no vested interest in his Employer Contributions Account and incurs a consecutive number of "One-Year Breaks in Service" which equals or exceeds 5 will receive no credit for Years of Service credited prior to the consecutive breaks.

                  An individual will be charged with a "One-Year Break in Service" if such individual does not perform more than 500 Hours of Service during the Plan Year. For purposes of determining whether an Employee has incurred a One-Year Break in Service, each hour (up to a maximum of 501 hours in a single continuous period) for which the Employee is absent because of (a) the pregnancy of the Employee, (b) the birth of a child of the Employee, (c) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (d) the Employee's caring for a child immediately following the birth or placement of that child. These hours will be credited to the Employee for the computation period in which the absence begins only if the Employee would otherwise incur a One-Year Break in Service in that computation period. In all other cases, these hours will be credited to the next following computation period.


SECTION II:  PARTICIPATION

         2.1 PARTICIPATION: Each Employee who is a Participant in the Plan or the Merged Plan immediately before October 1,

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1999 will be a Participant in the Plan as of October 1, 1999. Each Employee who
is not already a Participant will become a Participant on the day the Employee is first credited with an Hour of Service for the Employer.

                  Notwithstanding the immediately preceding sentence, each Employee who first performs an Hour of Service on or after January 1, 2000 and who is not already a Participant, will become a Participant on the first day of the month following the day on which the Employee completes an "eligibility computation period" during which he is credited with at least 500 Hours of Service with the Employer. An "eligibility computation period" is a twelve consecutive month period beginning on the Employee's date of hire and each anniversary thereof.

         2.2 REEMPLOYMENT: If a Participant terminates employment and then is reemployed by the Employer, the Employee will requalify as a Participant as of the date of his reemployment.

         2.3 CESSATION OF PARTICIPATION WITH CONTINUED EMPLOYMENT: If a Participant ceases to be an Employee, but continues in the employ of an Employer or Related Company, contributions will cease to be made to the Plan on his behalf, his Account will continue to be held in the Plan and receive allocations of Trust Fund earnings pursuant to Section 4.5 until distribution and his Account will be distributed upon his termination of employment, retirement or death, as provided in Section VII. If the Participant again becomes an Employee, he will again participate in the Plan immediately.


SECTION III:  CONTRIBUTIONS

         3.1 ELECTIONS AS TO SALARY DEFERRAL CONTRIBUTIONS; CHANGES;
SUSPENSIONS: A Participant may elect to have Salary Deferral Contributions made on his behalf by filing an appropriate written election with the Administrative Committee before the payroll period as of which the election is to become effective. A Participant may change the amount of his Salary Deferral Contributions for subsequent payroll periods by filing a new election with the Administrative Committee before the payroll period as of which the change is to become effective. All elections made by a Participant will continue in force until they are changed or until the Participant ceases to be a Participant.

                  A Participant may request that his Salary Deferral Contributions be suspended for the balance of the then current Plan Year by filing a written request with the Administrative Committee before the beginning of the payroll period as of which the suspension is to be effective. If such a suspension is made, the Participant may elect to resume contributions by filing an election with the Administrative Committee in a timely manner (as described in subsection (a)). A Participant may not make up suspended contributions, and Matching Employer Contributions will not be made for a Participant with respect to any suspended contributions.

                  The Administrative Committee may establish rules, deadlines and other procedures with respect to a Participant's election to make, revise or suspend Salary Deferral Contributions.

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         3.2 SALARY DEFERRAL CONTRIBUTIONS: A Participant electing to have
Salary Deferral Contributions made on his behalf, as provided in Section 3.1, must direct his Employer in writing to reduce his Compensation, when the election becomes effective, by a designated percentage and to contribute that designated percentage to the Plan for the benefit of the Participant. The designated percentage may be from 1% to 22% of the Compensation that is otherwise payable to the Participant during the Plan Year, provided that:

                  (a) At any time during the Plan Year, the Administrative Committee may limit the percentage of Compensation that may be contributed for the benefit of Highly Compensated Employees, and

                  (b) For each calendar year, the maximum amount of Salary Deferral Contributions that may be made on behalf of a Participant under this Plan and salary deferral contributions under all other plans, contracts, or arrangements described in Code Section 402(g)(3) may not exceed the "402(g) limit" during the Participant's taxable year. The 402(g) limit is $10,000, as adjusted from time to time in the same manner as provided under Code Section 415(d).

                  The Administrative Committee may require that Salary Deferral Contributions be made in whole percentages of Compensation.

                  If the amount of Salary Deferral Contributions made to this Plan exceed the annual 402(g) limit, the Administrative Committee will determine the amount of excess Salary Deferral Contributions attributable to this Plan and will distribute any excess Salary Deferral Contributions and income attributable to those contributions will be distributed to the Participant by the April 15 following the close of the calendar year in which the Salary Deferral Contributions were made.

                  If the amount of Salary Deferral Contributions made to this Plan does not exceed the annual 402(g) limit, but the Participant participates in another plan that is subject to the 402(g) limit and the amount of Salary Deferral Contributions that are made on behalf of the Participant under this Plan and salary deferral contributions that are made under all other plans, contracts, or arrangements described in Code Section 402(g)(3) exceed the 402(g) limit during the Participant's taxable year, the Participant may allocate any contributions in excess of the 402(g) limit among the plans in which he participates. In such case, the Administrative Committee will distribute Salary Deferral Contributions and income attributable to those contributions at the written direction of the Participant, as soon as practicable following receipt of the Participant's written direction. Matching Employer Contributions attributable to the excess amounts distributed from the Plan in accordance with this Section 3.2, if any, as adjusted for earnings and/or losses, shall be forfeited.

         3.3 EMPLOYER CONTRIBUTIONS: Each payroll period, the Employer will make a Matching Employer Contribution on behalf of each Participant who has elected to contribute to the Plan through Salary Deferral Contributions in an amount equal to 50% of the Participant's Salary Deferral Contributions for such payroll period. Notwithstanding the preceding sentence, Salary Deferral Contributions which exceed 6% of the Participant's Compensation for the payroll period will not be matched.

                  At the end of each Plan Year, the Employer shall review the Matching Employer Contribution made during the year on behalf of each Participant who is an Employee on the last day of the Plan Year. If the total Matching Employer Contribution made on behalf of each such Participant for each payroll period during the Plan Year is less than 50% of the Participant's annual Salary Deferral Contributions which do not exceed 6% of Compensation for the Plan Year, the Employer shall make a supplemental matching contribution on behalf of that Participant so that his total annual Matching Employer Contribution equals 50% of the Participant's annual Salary Deferral Contributions which do not exceed 6% of Compensation for the Plan Year. Notwithstanding the foregoing, if the supplemental matching contribution described in this paragraph is less than $1.00, no supplemental contribution will be made.

         3.4 ROLLOVERS AND TRUSTEE TO TRUSTEE TRANSFERS: The Trustee may receive, with the consent of the Administrative Committee, the transfer of assets previously held under another qualified plan for the benefit of a person who is a Participant in this Plan or who is eligible to be a Participant except for fulfilling the service requirements for participation. The assets may be received directly from the trustee of a qualified plan, or they may be received as a rollover contribution from a qualified plan or from an individual retirement account. Any plan from which assets are received must be a plan qualified under Code Section 401 at the time of the transfer, and any rollover individual retirement account must be an individual retirement account within the meaning of Code Section 408 whose assets consist solely of funds transferred from another qualified retirement plan and earnings thereon at the time of the rollover.

                  Assets from a money purchase pension plan, any other pension plan subject to the funding requirements of Code Section 412 and any profit sharing or stock bonus plan which is subject to the joint and survivor annuity requirements of Code Section 401(a)(11) may not be directly transferred from the trustee of such plan to the Trustee of this Plan unless the transfer is a direct transfer of an eligible rollover distribution, as described in Code Section 401(a)(31) and the appropriate participant and spousal consents have been obtained in accordance with Code Section 401(a)(11) prior to the transfer.

         3.5 LIMITATION ON CONTRIBUTIONS: The Employer's aggregate Matching Employer Contributions and Salary Deferral Contributions for any Plan Year shall not exceed 15% of the total Compensation of all Participants during the Plan Year, or such greater or lesser percentage as may be allowed as a deduction from the gross income of the Employer as provided in Code Section 404(a)(3).

         3.6 NO RIGHT OR DUTY OF INQUIRY: Neither the Trustee, the Administrative Committee, nor any Participant have any right or duty to inquire into the amount of the Employer's annual contribution or the method used in determining the amount of the Employer's contribution. The Trustee is accountable only for funds actually received by him.

         3.7 TIME AND MANNER OF PAYMENT OF CONTRIBUTIONS: Salary Deferral Contributions will be paid to the Trustee on a regular basis determined by the Administrative Committee, provided that all Salary Deferral Contributions for a Plan Year must be paid to the Trustee as soon as practicable after such assets can be separated from the general assets of the Employer or, if earlier, no later than the 15th business day of the month following the month in which such funds would have been paid to the Participant had there been no election to have the funds contributed to the Plan.

                  Matching Employer Contributions for any Plan Year may be made in one or more payments at any time; provided that the total amount of such contributions for any Plan Year must be paid to the Trustee not later than the date on which the Employer's income tax return is required to be filed, including any extensions for filing obtained.

         3.8 NON-REVERSION: It will be impossible, at any time before satisfaction of all liabilities with respect to Participants and their Beneficiaries, for any part of the principal or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their Beneficiaries. However, the Employer's contributions under the Plan for any particular Plan Year are conditioned upon (a) the Plan initially being a qualified plan under Code Section 401(a) for the Plan Year, and (b) the contribution being deductible under Code Section 404. If, after the Employer's contribution has been made, it is determined that a condition described in (a) or (b) was not satisfied with respect to such contribution, or that all or a portion of such contribution was made under a mistake of fact, then the Trustee will refund to the Employer within one year of the date the contribution is remitted to the Trustee, if such contribution is made by reason of a mistake of fact, or within one year of the denial of qualification or disallowance of the deduction, the amount of the contribution that was affected by the mistake of fact, or by a condition described in (a) or (b) not being satisfied, subject to the following rules:

                  (a) The Trustee is under no obligation to make such refund unless a written direction of the refund signed by an authorized representative of the Employer, is submitted to the Trustee.

                  (b) Earnings attributable to the refundable amount are not to be refunded, but the refundable amount must be reduced by a proportionate share of any losses of the Trust from the date of crediting by the Trustee to the date of segregation.

                  (c) The Trustee is under no obligation to verify that the refund is allowable or timely and is entitled to rely on the Employer's written direction.


SECTION IV:  ACCOUNTS AND ALLOCATIONS

         4.1 PARTICIPANTS' ACCOUNTS: The following Accounts shall be maintained for each Participant:

                  (a) A Salary Deferral Contributions Account, to which will be credited Salary Deferral Contributions made pursuant to Section 3.2, and earnings thereon. Also, if, prior to October 1, 1999, a portion of a Participant's Accounts is attributable to qualified matching contributions (as defined in Code Section 401(k)(3)(D)(ii)(I)) or qualified non-elective contributions (as defined in Code Section

         401(m)(C)), such contributions, as adjusted for earnings and losses, will be credited to the Salary Deferral Contributions Account.

                  (b) An Employer Contributions Account, to which will be credited Matching Employer Contributions made pursuant to Section 3.3, any other employer contributions made to the Plan or Merged Plan prior to the Effective Date and earnings thereon.

                  (c) A Rollover Account, to which will be credited funds transferred from another qualified retirement plan or individual retirement account, as provided in Section 3.4 and earnings thereon.

                  If a Participant contributed voluntary employee contributions to the Merged Plan prior to April 1, 1992 and those contributions remain in the Trust, such contributions and earnings thereon will be accounted for separately.

         4.2 ALLOCATION OF SALARY DEFERRAL CONTRIBUTIONS: As of each payroll period and at such interim dates as the Administrative Committee designates, the Administrative Committee will allocate to each Participant's Account the Salary Deferral Contributions made for the benefit of the Participant since the last allocation date.

         4.3 ALLOCATION OF COMPANY CONTRIBUTIONS: As of each payroll period and at such interim dates as the Administrative Committee designates, the Administrative Committee will allocate to each Participant's Account the Matching Employer Contributions made pursuant to Section 3.3 for the benefit of the Participant since the last allocation date.

         4.4 TOP HEAVY ALLOCATION: For each Plan Year in which the Plan is Top Heavy, each Participant who is an Employee as of the last day of the Plan Year and who is not a Key Employee (regardless of the Hours of Service credited to the Employee during the Plan Year) will receive an allocation of a contribution to be made by the Employer up to an amount equal to the lesser of (a) 3% of each such Participant's Section 415 Compensation or (b) the percentage of each such Participant's Section 415 Compensation that is equal to the highest percentage of Section 415 Compensation at which Matching Employer Contributions and Salary Deferral Contributions are allocated to a Key Employee's Account for the Plan Year. The allocation will be made in the proportion that each such Participant's Compensation for the Plan Year bears to all such Participants' Compensation for the Plan Year. After this allocation is made, the remaining contribution made by the Employer (if any) will be allocated as described in Section 4.3. Notwithstanding the foregoing, if the minimum allocation of this subsection is provided under any other defined contribution plan maintained by the Employer or a Related Company, it will not be provided under this Plan.

         4.5 ALLOCATION OF EARNINGS: As of each Valuation Date and at such interim dates as the Administrative Committee designates, the Trustee (or such third party as the Administrative Committee designates) will determine the current fair market value and any increase or decrease in value of the Trust Fund. A Participant's Account will continue to share in allocations of earnings pursuant to this Section 4.5 until the Participant's Accounts are distributed.

         4.6 ANNUAL ADDITIONS: Notwithstanding any other provision of this Plan to the contrary, the total amount of the Annual Addition (defined below) that may be allocated to the Accounts of any Participant for any Limitation Year (defined below) must not exceed the lesser of (a) $30,000 or (b) 25% of the Participant's Section 415 Compensation. For purposes of this Section, the "Limitation Year" is the Plan Year and the term "Annual Addition" means the total of the Matching Employer Contributions and Salary Deferral Contributions credited to the Participant's Accounts for the Plan Year. If the Company and Related Companies maintain more than one defined contribution plan qualified under Code Section 401, then this Section will be applied in such a way that the total Annual Additions under all such plans will not exceed the amount specified in this Section.

         4.7 CORRECTION OF EXCESS ANNUAL ADDITIONS: If the Annual Additions to a Participant's Account in any Limitation Year exceed the limitation of Section 4.6, then the amounts that would have been credited to his Account but for this
Section in excess of the limitation will be held unallocated in a suspense account. The amount held in a suspense account will be allocated as though such amount were a Matching Employer Contribution as of the end of the next following Plan Year among the Accounts of Participants entitled to an allocation of Matching Employer Contributions as of that date. The allocation as of the end of the next following Plan Year will be made before any contributions that would constitute Annual Additions are made to the Plan for that Plan Year. A suspense account is not subject to adjustment for investment gains or losses. Upon termination of the Plan, the assets of any suspense account then in existence will be allocated as though such amount were a Matching Employer Contribution among the Accounts of Participants entitled to an allocation of Matching Employer Contributions as of the date on which the Plan terminates.

         4.8 ANTI-DISCRIMINATION TEST FOR SALARY DEFERRAL CONTRIBUTIONS AND MATCHING EMPLOYER CONTRIBUTIONS: Notwithstanding any other provision of the Plan, the Plan will satisfy the anti-discrimination requirements set forth below:

         The Average Actual Deferral Percentage Test
         -------------------------------------------
         The average actual deferral percentage (as defined in Code Section 401(k)(3) and the applicable sections of the Treasury regulations) of the Highly Compensated Employees eligible to participate in the Plan will not exceed the greater of:

                      a) The average actual deferral percentage of all other eligible employees multiplied by 1.25; or

                      b) The lesser of the average actual deferral percentage of all other eligible employees multiplied by 2, or the average actual deferral percentage of all other eligible employees plus 2 percentage points.

         The amount of excess contributions determined under this Section 4.8 shall be reduced by Salary Deferral Contributions exceeding the annual dollar limit described in Section 3.2(b), which were previously distributed for the same Plan Year.

         The Average Actual Contribution Percentage Test
         -----------------------------------------------
         The average actual contribution percentage (as defined in Code Section 401(m)(2) and applicable sections of the Treasury regulations) of the Highly Compensated Employees eligible to participate in the Plan will not exceed the greater of:

                      a) The average actual contribution percentage of all other eligible employees multiplied by 1.25; or

                      b) The lesser of the average actual contribution
                  percentage of all other eligible employees multiplied by 2, or the average actual deferral percentage of all other eligible employees plus 2 percentage points.

         To the extent permitted in the regulations, Matching Employer Contributions may be used in the Actual Deferral Percentage Test described above.


         Multiple Use Test
         -----------------
         The sum of the average actual deferral percentage and the average actual contribution percentage on behalf of Highly Compensated Employees may not exceed the "aggregate limit" permitted under the multiple use test, as set forth in Code Section 401(m)(9) and Section 1.401(m)-2(b) of the treasury regulations.

         4.9 CORRECTION OF EXCESS AMOUNTS: If Salary Deferral Contributions of Highly Compensated Employees are required to be reduced as a result of the Average Actual Percentage Test, the excess contributions and income attributable to those contributions shall be distributed to the Highly Compensated Employees after the close of the Plan Year (but no later than the close of the following Plan Year) for which the contributions were made. In determining the amount of these distributions, the Plan Administrator shall use the method described in Code Section 401(k)(8)(C). Matching Employer Contributions attributable to Salary Deferral Contributions which are distributed in accordance with this Section will be forfeited to the extent required by Treasury Regulations issued under Code Section 401(m).

                  If Matching Employer Contributions of Highly Compensated Employees are required to be reduced as a result of the Average Actual Contribution Test, the excess contributions and income attributable to those contributions shall be distributed to the Highly Compensated Employees after the close of the Plan Year (but no later than the close of the following Plan Year) for which the contributions were made. In determining the amount of these distributions, the Plan Administrator shall use the method described in Code
Section 401(m)(6)(C).

                  If Salary Deferral Contributions and/or Matching Employer Contributions exceed the "aggregate limit" provided under the Multiple Use Test, as set forth in Code Section 401(m)(9) and Section 1.401(m)-2(b) of the Treasury Regulations and additional correction is required to be made after the corrections described above have been completed, further corrections will be made by distributing Salary Deferral Contributions and income attributable to those contributions using the method described in Code Section 401(k)(8)(C).

         4.10 CORRECTION OF ERROR: If an error is made in the adjustment of a Participant's Accounts, the error will be corrected by the Administrative Committee, and any gain or loss resulting from the correction will be credited to the income or charged as an expense of the Trust Fund for the Plan Year in which the correction is made. In no event will the Accounts of other Participants be adjusted on account of the error.

         4.11 TRUST AS SINGLE FUND: The creation of separate Accounts for accounting and bookkeeping purposes shall not restrict the Trustee in operating each individual Trust as a single Fund. Allocations to the Accounts of Participants in accordance with this Section IV do not vest any right or title to any part of the assets of the Fund in such Participants, except as provided in Section VII.


SECTION V:  DIRECTED INVESTMENTS

         5.1 DIRECTED INVESTMENTS: To the extent and in the manner permitted by the Administrative Committee, each Participant must direct the investment of any or all of his Accounts among the investment funds authorized by the Investment Committee.

         5.2 INVESTMENT FUNDS: The Investment Committee will select investment funds in which Participants' Accounts may be invested. A Participant may direct that his Accounts be invested in one or more of the investment funds authorized for investment by the Investment Committee. The Investment Committee may add to or reduce the number and type of investment funds that will be available for investment in any Plan Year and may establish rules relating to the investment of Accounts in the funds.

         5.3 DEFAULT INVESTMENT FUND: If a Participant fails to designate the investment funds in which all or a portion of his Accounts are to be invested, the portion of such Participant's Account which is not subject to investment direction will be invested in the stable value fund made available by the Investment Committee.

         5.4 LIFE INSURANCE: To the extent and in the manner permitted by the Administrative Committee, a Participant who is or was employed by Swift Textiles, Inc. may direct the Trustee (on a form provided by the Administrative Committee) to invest a portion of his Account in any form or type of life insurance policy on the Participant's life. The policies shall be selected by the Administrative Committee and shall constitute separate investments of the Accounts of the respective Participants, and all premiums shall be paid from the respective Accounts. The aggregate amount paid for the purchase of life insurance on a Participant's life must be less than twenty-five (25) per cent of the total

Employer contributions and forfeitures that have been allocated to the Participant's Account.

                  Upon issuance, each policy purchased under this Section shall be owned by the Trustee. A Participant who has directed the Trustee to invest a portion of his Account in life insurance and who is entitled to a distribution from the Plan will receive the portion of his Account which is invested in life insurance in one of the following forms, as elected by the Participant:

                  (a) The Participant may elect to have the insurance contract or contracts delivered to him as soon as reasonably practicable after the Participant terminates employment; or

                  (b) The Participant may elect to liquidate the contract, and the amount thereof shall be credited to the Participant's Account to be paid in a single sum distribution to or for the benefit of the Participant and, in the event of his death thereafter, to or for the benefit of his Beneficiary.

                  Each Participant who is on the payroll of Swift Textiles, Inc., Columbus, Georgia, also may direct the Trustee to invest a portion of his Accounts in life insurance on the life of a dependent of the Participant, and the proceeds of such policy shall be payable to the Participant. Such life insurance shall be incidental to the retirement purpose of the Plan.


SECTION VI:  VESTING AND TERMINATION OF EMPLOYMENT

         6.1 VESTING: Each Participant who first performs an Hour of Service with Swift Textiles, Inc. before January 1, 1999 shall be fully vested in his Accounts at all times. Each other Participant shall become fully vested in his Employer Contributions Account upon the first to occur of the following:

               (a)  His Normal Retirement Date;

               (b) The date on which he first becomes eligible to elect early retirement (age 55);

               (c) The date on which he first qualifies for retirement on account of Permanent Disability;

               (d)  The date of his death;

               (e) The date on which the Participant terminates employment with the Employer due to lack of work or the closing of a plant or operating division, as determined by the Employer;

               (f) The date on which the Employee has been credited with at least 5 Years of Service.

                  If a Participant's vesting is accelerated by subsection (e) of this Section 6.1 and the Participant is later rehired by the Employer and again becomes a Participant in the Plan, any increases in his Employer Contributions Account occurring after re-employment shall be subject to the vesting provisions of this Section 6.1 without regard to subsection

(e) (except in the event of a subsequent termination of employment due to lack of work or closing of a plant or operating division, as shall be determined by the Employer).

         6.2 FORFEITURES: A Participant who terminates employment with no vested interest in his Employer Contributions Account is deemed to have received payment of his entire interest in the Plan as of the date of termination of employment and will forfeit his Employer Contributions Account as of such date. If such Participant is re-employed by the Employer before incurring five consecutive One-Year Breaks in Service, the Participant's Employer Contributions Account which was forfeited upon termination of employment will be reinstated. Forfeitures reduce Matching Employer Contributions.

         6.3 TOP HEAVY VESTING: For any year in which the Plan is Top Heavy, the Employer Contributions Account of a Participant other than a Participant who first performed an Hour of Service with Swift Textiles, Inc. before January 1, 1999, shall vest in accordance with the following schedule:

                  Years of Service                       Vested Percentage
                  ----------------                       -----------------

                  Less than 2                                      0%
                  2 but less than 3                               20%
                  3 but less than 4                               40%
                  4 but less than 5                               60%
                  At least 5                                     100%

                  If the Plan is Top Heavy for a Plan Year, the vesting schedule described in this Section 6.3 shall continue to apply to each Participant who was a Participant in the Plan during the Top Heavy year. The vesting schedule described in this Section 6.3 shall not apply to Participants who first become Participants after the Top Heavy year unless the Plan again becomes Top Heavy.


SECTION VII:  BENEFITS

         7.1 TERMINATION OF EMPLOYMENT: Subject to Section 7.2, if a Participant terminates employment for any reason other than death, all or a portion, as elected by the Participant, of the Participant's vested Account (valued as of the date on which the distribution is made) will be distributed if the Participant consents to the distribution. The distribution will be made as soon as practicable following the Participant's election to take the distribution in the manner described below. If the Participant does not consent to a distribution of his vested Accounts upon retirement, the Participant's vested Accounts will be held in the Plan and distributed at such time as the Participant elects or, if earlier, at such time as is required in Section 7.4 or upon the Participant's death.

                  Each Participant who is entitled to a distribution of his vested Account will receive the distribution in a single, lump sum payment unless he chooses one of the following alternative annuity forms of payment:

                  a) Life Annuity: An annuity payable in equal monthly installments on the last day of each month during the Participant's lifetime only;

                  b) Term Certain and Life Annuity: An annuity payable in monthly installments on the last day of each month for a terms certain and, if the Participant survives the term certain, on the last day of each month during the Participant's lifetime;

                  c) Joint and 50% Survivor Annuity: An annuity payable in equal monthly installments on the last day of each month during the Participant's lifetime and, if the Participant's Beneficiary survives the Participant, continuing monthly payments for the lifetime of the Beneficiary equal to 50% of each monthly payment made to the Participant.

                  If a Participant chooses an annuity form of payment, the annuity will be purchased from an insurance company with the Participant's Account, valued as of the date of his election. Such annuity must comply with Code Section 401(a)(9).

                  If the Participant chooses to have his vested Account paid in one of the alternative annuity forms of distribution and the Participant does not choose the Joint and 50% Survivor Annuity with his spouse as the survivor with respect to the annuity, the Participant's spouse must consent to the Participant's election. The spouse's consent must be in writing, witnessed by a Plan representative or a notary public and acknowledge the form of payment selected by the Participant and his choice of survivor, if applicable. The spouse's consent must be made at least 7 days and no more than 90 days before payments under the annuity are to begin.

         7.2 DISTRIBUTION OF SMALL ACCOUNTS: This Section 7.2 applies notwithstanding any other provision of the Plan.

                  If a Participant has terminated employment and his vested Account is less than $200, the Participant's entire vested Account will be distributed as soon as practicable following the Participant's termination of employment. Federal income tax will not be withheld from the distribution, and the Participant will not be entitled to elect to have any portion of the distribution paid directly to an eligible retirement plan in a direct rollover, as described below.

                  If a Participant has terminated employment (on account of retirement, Disability, death or otherwise) and the Participant's vested Account is at least $200, but is $5,000 or less, the Participant's entire vested Account will be distributed in a lump sum payment as soon as practicable following the Participant's termination of employment.

         7.3 DIRECT ROLLOVERS: A Participant or, in the case of a distribution made on account of the Participant's death or pursuant to a qualified domestic relations order, the Participant's spouse who receives a lump sum distribution of $200 or more may elect to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the Participant in a direct rollover. For purposes of this Plan, an "eligible rollover distribution" is any cash distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any of the alternative annuity forms of payment described above or any distribution to the extent such distribution is required under Code Section 401(a)(9). An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified retirement plan described in Code Section 401(a), that accepts the eligible rollover distribution. However, if the distribution is made on account of the Participant's death or pursuant to a qualified domestic relations order and the recipient is the Participant's spouse, an eligible retirement plan is only an individual retirement account or individual retirement annuity.

         7.4 LEGAL RESTRICTIONS ON TIMING OF DISTRIBUTION: Unless he elects otherwise, a Participant's vested Account must commence to be paid to him no later than 60 days following the close of the Plan Year in which occurs the latest of: (a) the date the Participant attains age 65, (b) the 10th anniversary of the date on which the Participant first commenced participation in the Plan or (c) the date on which the Participant separates from service.

                  Notwithstanding the preceding sentence, each Participant's Account must be distributed by the April 1 following the calendar year in which the Participant attains age 70. All distributions from the Plan will be made in accordance with Code Section 401(a)(9) and accompanying Treasury Regulations. Notwithstanding the immediately preceding two sentences, the Account of a Participant, other than a 5% Owner, who attains age 70 1/2 is not required to be distributed until the April 1 following the calendar year in which the Participant attains age 70 1/2 or, if later, the calendar year in which the Participant terminates employment with the Company and Related Companies.

         7.5 LOCATION OF FORMER PARTICIPANTS: If a former Participant who is entitled to a distribution cannot be located and the Administrative Committee has made reasonable efforts to locate the former Participant, then the former Participant's Account will be forfeited. The Administrative Committee will be deemed to have made reasonable efforts to locate the Participant if the Administrative Committee is unable to locate the former Participant (or, in the case of a deceased former Participant, his Beneficiary) after having made two successive mailings to the last address on file with the Administrative Committee. The former Participant's Account will be forfeited as of the last day of the Plan Year in which occurs the last of the two successive mailings. The forfeiture shall be allocated to each Participant's Account in the same manner described in the first sentence of Section 4.3 and will be treated as an Annual Addition pursuant to Section 4.6. If the former Participant or Beneficiary makes a written claim for the Account after it has been forfeited, the Company shall cause the Account to be reinstated.

         7.6 BENEFITS TO MINORS: If any person entitled to receive payment under the Plan is a minor, the Administrative Committee will pay the Account directly to the minor, to a guardian of the minor or to a custodian selected by the Trustee under the appropriate Uniform Transfers to Minors Act.

         7.7 BENEFITS TO INCOMPETENTS: If a person who is entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless a previous claim has been made by a duly qualified committee or other legal representative), the payment may be made to the person's spouse, son, daughter, parent, brother, sister or other person deemed by the Administrative Committee to have incurred expense for the person otherwise entitled to payment.

         7.8 WITHDRAWALS: A Participant may request a withdrawal from his Accounts (including earnings thereon) if the Participant has attained age 59 1/2. If a Participant contributed voluntary employee contributions to the Merged Plan prior to the Plan prior to April 1, 1992, and those contributions remain in the Trust, the Participant may withdraw all or any portion of such contributions, as adjusted for earnings and losses at any time.

         7.9 FINANCIAL HARDSHIP WITHDRAWALS: A Participant may request a withdrawal from his Salary Deferral Contributions Account and Matching Employer Contributions Account, before he has attained age 59 1/2 if the Participant has incurred a severe financial hardship, as described below. A Participant will be considered to have incurred financial hardship if he has immediate and heavy financial needs that cannot be fulfilled through other reasonably available financial resources of the Participant. Immediate and heavy financial needs include:

                  (a) Medical expenses described in Code Section 213(d) incurred (or to be incurred) by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code Section 152);

                  (b) The purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (c) Payment of tuition during the next twelve months for post-secondary education for the Participant or his spouse, children or dependents;

                  (d) The need to prevent the eviction of the Participant from his personal residence or foreclosure on the mortgage of the Participant's personal residence; or

                  (e) Payment of funeral expenses for a member of the Participant's family.

                  The determination of hardship will be made by the Administrative Committee in a uniform and nondiscriminatory manner in accordance with such standards as may be promulgated from time to time by the Internal Revenue Service. A distribution to satisfy an immediate and heavy financial need of the Participant is subject to all of the following requirements:

                  (a) The distribution must not be in excess of the amount of the immediate and heavy financial need of the Participant,

                  (b) The Participant must obtain all distributions, other than hardship withdrawals, and all non-taxable loans currently available under all plans maintained by the Company,

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

                  (c) The Participant's Salary Deferral Contributions will be suspended for 12 full months after receipt of the withdrawal, and

                  (d) If the Administrative Committee deems it appropriate, the Participant may not make Salary Deferral Contributions for the calendar year that immediately follows the year of the withdrawal in excess of the applicable limit under Section 3.2 for the year, minus the amount of the Participant's Salary Deferral Contributions for the year in which the withdrawal is made.

         7.10 RESTRICTIONS ON WITHDRAWALS: A Participant who wishes to make a withdrawal pursuant to Section 7.9 or 7.10 must apply in writing to the Administrative Committee, on forms provided by the Administrative Committee and must furnish such information in support of his application as may be requested by the Administrative Committee. The Administrative Committee will determine the amount, if any, of withdrawal that is permitted to be made and, in the case of a hardship withdrawal, may direct distribution of as much of the Participant's Account as it deems necessary to alleviate or to help alleviate the hardship.

                  Notwithstanding Section 7.9, each withdrawal made pursuant to
Section 7.9 must be for an amount of at least $1,000 and may not exceed 50% of the Participant's Salary Deferral Contributions Account (except for earnings, qualified matching contributions or qualified non-elective contributions credited to such Account) and Matching Employer Contributions Account.

         7.11 TIME OF WITHDRAWAL: The payment of the withdrawal will be made as soon as possible after the date on which the withdrawal is approved by the Administrative Committee.

         7.12 DEATH BENEFITS: If a Participant dies before his Account has been distributed, the Participant's Account, valued on the date of his death, will be paid to the Participant's Beneficiary in a single, lump sum distribution as soon as practicable after the Participant's death. Notwithstanding the preceding sentence, if the Participant's Beneficiary is his spouse, the spouse may elect to receive the Participant's Account in the form of an annuity, payable in equal monthly installments on the last day of each month during the spouse's lifetime only. If the Participant dies after his entire Account has been distributed in a single, lump sum payment, the Beneficiary will receive no death benefit under the Plan. If the Participant dies after payment of his Account has begun in the form of an annuity, the Participant's designated Beneficiary is entitled only to the benefit provided to survivors of the Participant under the annuity contract.


SECTION VIII:  PARTICIPANT LOANS

         8.1 INTRODUCTION: A Participant (who is an active Employee) may apply in writing, on a form approved by the Administrative Committee, for a loan to be made to the Participant from his Account. Notwithstanding any other provision of the Plan, Participants who are not active Employees may not make an application for a loan under this Section VIII.

         8.2 APPROVAL OF LOAN: A loan may not be made to a Participant unless the Administrative Committee approves the loan, acting according to uniform and nondiscriminatory standards. The Administrative Committee will take into consideration the terms of any Qualified Domestic Relations Order (as described in Section 9.8) in determining whether to approve the loan. A loan will not be made to a Participant unless the Participant is credit worthy.

         8.3 AMOUNT OF LOAN: A loan may only be made from a Participant's interest in his Account in the Trust Fund. The amount of loans outstanding to a Participant at any time, aggregated with the outstanding balance of all other loans to the Participant from all other qualified plans maintained by the Company and Related Companies, must not exceed the lesser of:

                  (a)    $50,000; or

                  (b)    One-half of the Participant's Account.

                  Overdue interest will be deemed to be an outstanding loan. The $50,000 limit referred to in subparagraph (a) is reduced by the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date the loan is made over the outstanding balance of loans from the Plan on the date the loan is made. Each loan must be for an amount of at least $1,000, and each Participant may have only two loans outstanding at any time.

         8.4 NON-DISCRIMINATION: Loans are available to all Participants on a reasonably equivalent basis, provided that the Administrative Committee may make reasonable distinctions among prospective borrowers on the basis of credit-worthiness. Loans are not made available to Highly Compensated Employees in a greater percentage of their Account balances than the percentage that is available to other Participants.

         8.5 SECURITY AND INTEREST RATES: A loan to a Participant must be secured by a pledge of the Participant's Account in the Fund. No other collateral will be accepted. A pledge of a Participant's interest in the Fund to secure a loan made from the Fund is not subject to the anti-alienation requirements of Section 13.5.

                  Interest on a loan will be charged at the prevailing rate in the community for a loan of the type being made. The Administrative Committee may vary the interest rates charged, depending on the credit worthiness of the Participant and on any other reasonable basis provided in regulations or other guidance issued by the Department of Labor.

         8.6 REPAYMENT AND DISTRIBUTIONS: Repayment must be made within five years from the date of the loan. A longer repayment period is available for a Participant who wishes to borrow from the Plan in order to purchase his or her primary residence. If a loan is a taxable distribution to a borrowing Participant, then the taxable amount of the loan will be treated as a distribution from the Fund to the Participant.

                  If an outstanding loan is not repaid as and when due, the Participant's Account will be liquidated to the extent necessary in order to repay the principal and interest owing on the loan; provided, however, no such liquidation will be made before the earlier of the Participant's termination of employment or attainment of age 59 1/2.

                  If a Participant terminates employment with the Employer while a loan from the Plan is outstanding, the Participant may immediately repay the entire outstanding balance of the loan or may repay the loan over the remainder of the repayment period. If a Participant's Account is distributed to him, the Participant must repay the entire balance of his outstanding loan or, if he refuses payment, the loan will be distributed to him.

         8.7 SEPARATE INVESTMENT: A loan made to a Participant is considered as a separate investment of the portion of the Participant's Account that is equal to the outstanding balance of the loan. The balance in the borrowing Participant's Account is reduced by the outstanding balance of the loan for purposes of allocating net income and increases and decreases in the value of Fund assets pursuant to Section 4.5. Interest paid on the loan will be credited to the borrowing Participant's Account and will not be considered earnings of the Fund for allocation purposes.

         8.8 EXPENSES: All expenses incurred by the Administrative Committee and the Trustee in making, administering, and collecting a loan may be charged against the Account of the borrowing Participant.

         8.9 AMORTIZATION: A loan must be amortized in level payments made not less frequently than quarterly over the term of the loan.


SECTION IX:  ADMINISTRATION BY THE COMMITTEE

         9.1 APPOINTMENT OF THE ADMINISTRATIVE COMMITTEE: The members of the Administrative Committee consist of one or more persons appointed from time to time by the Company to serve until their death, resignation or removal by the Company. A person is not ineligible to be a member of the Administrative Committee solely because he is or may be a Participant in the Plan. The Company from time to time may increase or decrease the number of members of the Administrative Committee. The Administrative Committee and each of its members are named fiduciaries with respect to the Plan, and are indemnified by the Employer against any and all liabilities incurred by reason of any action taken in good faith pursuant to the provisions of the Plan.

         9.2 APPOINTMENT OF THE INVESTMENT COMMITTEE: The members of the Investment Committee consist of one or more persons appointed from time to time by the Board of Directors of the Company to serve until their death, resignation or removal by the Company. A person is not ineligible to be a member of the Investment Committee because he is or may be a Participant in the Plan. The Company, from time to time, may increase or decrease the number of members of the Investment Committee. The Investment Committee and each of its members are named fiduciaries with respect to the Plan and are indemnified by the Company against any and all liabilities incurred by reason of any action taken in good faith pursuant to the provisions of the Plan.

         9.3 POWERS OF THE ADMINISTRATIVE COMMITTEE: The Administrative Committee is responsible for the general administration and interpretation of the Plan and for carrying out its provisions and has such powers as are necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

                  (a) In its absolute discretion to construe and interpret the Plan (including supplying any omissions consistent with the intent of the Plan), to decide all questions of eligibility and to determine the amount, manner and time of payment of any benefits hereunder;

                  (b) To prescribe procedures to be followed by Employees in filing applications for benefits;

                  (c) To make a determination as to the right of any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing;

                  (d) To request and receive from the Employer and from Employees such information as may be necessary for the proper administration of the Plan, including but not limited to, such information as the Administrative Committee may reasonably require to determine each Participant's eligibility to participate in the Plan and the benefits payable to each Participant upon his death, retirement or termination of employment;

                  (e) To prepare and distribute, in such manner as it determines to be appropriate, information explaining the Plan;

                  (f) To furnish the Employer, upon request, with such annual reports with respect to the administration of the Plan as are reasonable and appropriate; and

                  (g) To direct the Trustee as to the method in which and persons to whom Plan assets will be distributed.

                  The Administrative Committee may adopt such rules, regulations and bylaws and may make such decisions as it deems necessary or desirable for the proper administration of the Plan, and all rules and decisions of the Administrative Committee will be uniformly and consistently applied to all Participants in similar circumstances. Any rule or decision that is not inconsistent with the provisions of the Plan will be conclusive and binding upon all persons affected by it, and there will be no appeal from any ruling by the Administrative Committee that is within its authority, except as otherwise provided herein. When making a determination or calculation, the Administrative Committee is entitled to rely upon information furnished by an Employer or anyone acting on behalf of an Employer.

         9.4 RESPONSIBILITIES OF THE INVESTMENT COMMITTEE: The Investment Committee generally is responsible for the supervision and review of the financial operation of the Plan, including (a) the establishment, supervision and review of funding policies and methods consistent with the objectives of the Plan and the requirements of the Employee Retirement Income Security Act of 1974, as amended from time to time and as construed, interpreted and modified by regulations or rulings ("ERISA"), (b) the review of actuarial assumptions and of any accountant's reports relating to the Plan, (c) the review of whether the Plan satisfies the bonding requirements of ERISA and
(d) the appointment of the review and evaluation of the investment performance of the Investment Managers (and their agents) and the making of any recommendations relating to the appointment of a new or additional Trustee.

         9.5 OPERATION: The members of the Administrative Committee and the Investment Committee each will elect a Chairman. They will also elect a Secretary who may, but need not, be a member of the appropriate Committee. The Administrative Committee and the Investment Committee have the power to: (a) appoint from its membership such subcommittees with such powers as the Administrative Committee or the Investment Committee determine, (b) authorize one or more of its members or any agent to execute or deliver any instrument or to make any payment on behalf of the Administrative Committee or the Investment Committee, and (c) employ counsel and agents and such clerical and other services as the Administrative Committee or the Investment Committee deem requisite or desirable in carrying out the provisions of the Plan. The Administrative Committee and the Investment Committee are fully protected in relying on data, information or statistics furnished it by persons performing ministerial and limited discretionary functions as long as the Administrative Committee and the Investment Committee have had no reason to doubt the competence, integrity or responsibility of any such person.

         9.6 MEETINGS AND QUORUM: The Administrative Committee and the Investment Committee will hold meetings upon such notice, at such places, and at such intervals as it may from time to time determine. A majority of the members of the Administrative Committee and the Investment Committee at the time in office will constitute a quorum for the transaction of business. All resolutions or other actions taken by the Administrative Committee and the Investment Committee at any meeting will be by the vote of a majority of those present at any such meeting. Action may be taken by the Administrative Committee and the Investment Committee without a meeting by a written consent signed by a majority of the members of the Administrative Committee or the Investment Committee.

         9.7 COMPENSATION: The members of the Administrative Committee and the Investment Committee are not entitled to any compensation for their services with respect to the Plan, but the Administrative Committee and the Investment Committee members are entitled to reimbursement for any and all necessary expenses that each member may incur. The expenses are to be paid by the Company or from the Trust Fund. Any such payments from the Trust Fund will be deemed to be for the exclusive benefit of Participants.

         9.8 DOMESTIC RELATIONS ORDERS: Notwithstanding any other provision of the Plan, if the "qualified domestic relations order" applicable to an "alternate payee" (as defined in Code Section 414(p)) so provides, then within 90 days after the Administrative Committee informs the alternate payee of its determination of the order as satisfying the provisions of Code Section 414(p), the alternate payee may elect, by writing filed with the Administrative Committee, to have the portion of the Participant's Account otherwise payable to her under the Plan pursuant to the qualified domestic relations order distributed to her in a lump sum payment as soon as practicable.


SECTION X:  DUTIES AND POWERS OF THE TRUSTEE

         10.1 GENERAL: The Trustee will receive, hold, manage, convert, sell, exchange, invest, disburse and otherwise deal with such contributions as may from time to time be made to the Trust Fund and the income and profits therefrom, in the manner and for the uses and purposes of the Plan as provided in the Plan and in the trust agreement described in Section 10.2. If an Investment Manager is appointed, the Investment Manager will manage all or a portion of the assets of the Trust in accordance with instructions given by the Administrative Committee.

         10.2 TRUST AGREEMENT: The Company has entered into the Trust, evidenced by one or more trust agreements, with the Trustee under which the Trustee will receive, invest and administer the Trust Fund. The Trust is incorporated by reference as a part of the Plan, and the rights of all persons under the Plan are subject to the terms of the Trust. The Trust provides for the investment and reinvestment of the Trust Fund, the management of the Trust Fund, the responsibilities and immunities of the Trustee, the removal of the Trustee and appointment of a successor, the accounting by the Trustee and the disbursement of the Trust Fund.

         10.3 LIMITATION OF LIABILITY: The Trustee will hold in trust and administer the Trust Fund subject to all the terms and conditions of this Plan and of the Trust described in Section 10.2. The Trustee will not be responsible for the administration of the Plan unless employed by the Company to serve in such capacity. The Trustee's responsibility is limited to holding, investing and reinvesting the assets of the Trust Fund from time to time in its possession or under its control as Trustee and to disbursing funds as may be directed by the Administrative Committee. The Trustee will not be responsible for the correctness of any payment or disbursement or action if made in accordance with the instructions of the Administrative Committee. If an Investment Manager is appointed, the Trustee's liability and responsibility with regard to holding, investing and reinvesting the assets will be limited as provided in the trust agreement.

         10.4 POWER OF TRUSTEE TO CARRY OUT THE PLAN: If, at any time, the Company or the Administrative Committee is incapable, for any reason, of giving directions, instructions or authorizations to the Trustee, as herein provided, the Trustee may act, without such directions, instructions or authorizations, as it, in its discretion, deems appropriate and advisable under the circumstances for carrying out the provisions of the Plan.


SECTION XI:  AMENDMENT AND TERMINATION

         11.1 AMENDMENT: This Plan is irrevocable and binding as to all contributions made by the Employer to the Trust, but this Plan may be amended from time to time by the Company. No amendment will be made to the Plan that (a) would have the effect of diverting any of the Trust from Participants or their Beneficiaries as provided in the Plan,

(b) would prevent the allowance as a deduction for federal income tax purposes, and particularly under Code Section 404, of any contribution made by the Employer to the Trust, (c) would take the Plan and Trust out of the scope of Code Sections 401, 402 and 501(a), (d) would increase the duties of the Trustee without its consent, (e) would decrease a Participant's vested interest in his Account in the Trust Fund, or (f) would eliminate an optional form of benefit or reduce an accrued benefit in violation of Code Section 411(d)(6).

         11.2 TERMINATION: This Plan may be terminated at any time by the Company. If the Plan is terminated, or if a partial termination occurs (through a complete discontinuance of contributions or otherwise), each affected Participant will have a 100% vested interest in his Account, and his Account will be paid to him (or to his Beneficiary, in the event of his death) in a lump sum as soon as is practicable after the termination. A Related Company that has adopted the Plan may terminate its participation in the Plan at any time. In the event of such termination, the Related Company may adopt a successor plan providing substantially similar benefits and the interests of each Participant who is an Employee of the Related Company will be transferred to the trustee or other funding agent for such successor plan. If the Related Company does not establish a successor plan within six months of its notice of termination of participation in the Plan (or gives sooner notice that no successor plan will be established) then the Plan will be deemed to be terminated with respect to the Related Company.

         11.3 MERGER: In the event of merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant will be entitled to a benefit under such other plan immediately after the merger, consolidation, or transfer that is equal to or greater than his Account balance determined under this Plan immediately before the merger, consolidation or transfer.


SECTION XII:  ADOPTION OF PLAN BY RELATED COMPANIES

         12.1 ADOPTION OF THE PLAN: A Related Company may become an Employer, with the approval of the Company, by adopting the Plan for its Employees. A Related Company that becomes a party to the Plan will promptly deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan. Notwithstanding anything in the Plan to the contrary, a Related Company adopting the Plan may determine whether and to what extent periods of employment with the Related Company before the Related Company adopted the Plan will be included as service under the Plan.

         12.2 WITHDRAWAL: A Related Company may withdraw from the Plan at any time by giving advance notice in writing of its intention to withdraw to the Company and to the Administrative Committee. Upon the receipt of notice of a withdrawal, the Administrative Committee will certify to the Trustee the equitable share of the Related Company in the Trust Fund, and the Trustee will thereupon set aside from the Trust Fund such securities and other property as it, in its sole discretion, deems to be equal in value to the Related Company's equitable share. If the Plan is to be terminated with respect to the Related Company, the amount set aside will be administered according to Section 11.2. If the Plan is not to be terminated with respect to the Related Company, the Trustee will turn over the

Related Company's equitable share to a trustee designated by the Related Company, and the securities and other property will thereafter be held and invested as a separate trust of the Related Company.

         12.3 SALE OF EMPLOYER'S ASSETS: If all or any portion of the Employer's assets are sold to another corporation that adopts a defined contribution plan as a continuation of this Plan, then the Administrative Committee must certify to the Trustee the equitable share in the Trust Fund of the Participants who become participants in the other plan immediately following the transfer. The Trustee will transfer that share of the Trust Fund to the trustee of the other plan, to be held in accordance with the terms of the other plan.


SECTION XIII:  MISCELLANEOUS

         13.1 INDEMNIFICATION: The Employer will indemnify each Administrative Committee member and each other Employee who is involved in the administration of the Plan against all costs, expenses and liabilities, including attorney's fees, incurred in connection with any action, suit or proceeding instituted against any of them alleging any act of omission or commission performed while discharging their duties with respect to the Plans, other than liability incurred as a result of that person's gross negligence or willful misconduct. Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party must notify the Employer of the action. The Employer is entitled to participate at its own expense in the defense or to assume the defense of any action brought against any indemnified party. If the Employer elects to assume the defense of any such suit, the defense will be conducted by counsel chosen by the Employer, and the indemnified party will bear the fees and expenses of any additional counsel retained by him.

         13.2 EXCLUSIVE BENEFIT RULE: This Plan will be administered for the exclusive benefit of the Employees of an Employer and for the payment to Participants out of the income and principal of the Trust Fund of the benefits provided under the Plan. No part of the income or principal of the Trust Fund will be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, as provided in the Plan.

         13.3 NO RIGHT TO THE FUND: No person will have any interest in, or right to, any part of the assets of the Trust Fund or any rights under the Plan, except as to the extent expressly provided in the Plan.

         13.4 RIGHTS OF THE EMPLOYER: The establishment of this Plan will not be construed as conferring any legal or other rights upon any Employee or any other person for continuation of employment, nor will it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

         13.5 NON-ALIENATION OF BENEFITS: No amount payable to or held under the Plan for the account of any Participant, former Participant, retired Participant, or Beneficiary of a Participant or former Participant will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, except as provided in Code Section 401(a)(13), and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same in a manner inconsistent with Code Section 401(a)13) will be void. No amount payable to or held under the Plan for the account of any Participant, former Participant, retired Participant, or Beneficiary may be in any manner liable for his debts, contracts, liabilities, engagements or torts, or be subject to any legal process, levy or attachment. The provisions of this Section do not preclude distributions made by the Trustee in accordance with a Qualified Domestic Relations Order, as described in Section
9.8 or amounts paid pursuant to certain settlements and judgments as described in Code Section 401(a)(13)(C).

         13.6 CONSTRUCTION AND SEVERABILITY: Except as otherwise provided by federal law, the provisions of this Plan will be construed and enforced according to New York laws, and all of the provisions of the Plan will be administered in accordance with the laws of the State of New York. For simplicity of expression, pronouns and other terms are sometimes expressed in a particular number and gender; however, where appropriate to the context, such terms will be deemed to include each of the other numbers and the other gender. Each provision of this Plan is severable from all other provisions so that if any provision or any part of a provision is declared void, then the remaining provisions of the Plan that are not declared void will continue to be effective.

         13.7 DELEGATION OF AUTHORITY: Whenever the Employer, under the terms of this Plan, is permitted or required to do or perform any act, the act may be done or performed by any officer of the Employer, and such officer will be presumed to be duly authorized by the Board of Directors of the Company.

         13.8 RIGHTS OF RETURNING VETERANS: Notwithstanding any provision of this Plan to the contrary, effective as of October 13, 1996, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

         13.9 REQUEST FOR TAX RULING: This Plan is based upon the condition precedent that it meet the requirements of the Code with respect to qualified employees' trusts so as to permit the Company and/or Sponsor to deduct for federal income tax purposes the amounts of its contributions and so that its contributions will not be taxable to the Participants as income in the year in which the contributions are made. The Sponsor will apply for a determination by the Internal Revenue Service that this Plan is so qualified.


                               ******************

         This document representing The Galey & Lord Retirement Savings Plan 401(k)) is executed this 24th day of April, 2000.

                                                 GALEY & LORD, INC.



                                                 By:  /s/ Michael R. Harmon
                                                      Executive Vice-President








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